UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 7, 2003
                Date of Report (Date of earliest event reported)


                               ZymoGenetics, Inc.
             (Exact name of registrant as specified in its charter)

             Washington                  0-33489                 91-1144498
    (State or other Jurisdiction   (Commission File Number)    (IRS Employer
         of Incorporation)                                Identification Number)

               1201 Eastlake Avenue East
                  Seattle, Washington                            98102-3702
        (Address of principal executive offices)                 (Zip Code)

                                  206-442-6600
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



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Item 7. Financial Statements, Pro Forma Financial Information And Exhibits.

(c) Exhibits.

Exhibit 99.1 - Press Release dated August 7, 2003 of ZymoGenetics, Inc.

Item 12. Results of Operations and Financial Condition

      On August 7, 2003, the Registrant issued a press release announcing its results of operations and financial condition for the three and six months ended June 30, 2003. The full text of the press release is set forth in Exhibit 99.1 attached hereto. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

      The information in this Current Report on Form 8-K, including the exhibits, will not be treated as "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into any filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly incorporates this information by reference.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          ZYMOGENETICS, INC.

Date: August 7, 2003      By: /s/ JAMES A. JOHNSON
                              --------------------
                        Name: James A. Johnson
                       Title: Senior Vice President, and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit     Document Description
Number

99.1        Press release dated August 7, 2003 of ZymoGenetics, Inc.

                                        4